             THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED
                     PURSUANT TO RULE 901(d) OF REGULATION S-T

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                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) [ ]

                              -------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

48 Wall Street, New York, N.Y.                               10286
(Address of principal executive offices)                     (Zip code)

                              -------------------

                          EAGLE-PICHER INDUSTRIES, INC.
               (Exact name of obligor as specified in its charter)

Ohio                                                         31-0268670
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                         Table of Additional Registrants

Eagle-Picher Holdings, Inc.                Delaware       13-3989553
Daisy Parts, Inc.                          Michigan       38-1406772
Eagle-Picher Development
 Company, Inc.                             Delaware       31-1215706
Eagle-Picher Far East, Inc.                Delaware       31-1235685
Eagle-Picher Fluid Systems, Inc.           Michigan       31-1452637
Eagle-Picher Minerals, Inc.                Nevada         31-1188662
Eagle-Picher Technologies, LLC             Delaware       31-1587660
Hillsdale Tool & Manufacturing Co.         Michigan       38-0946293
Michigan Automotive Research
 Corporation                               Michigan       38-2185909

Suite 500
250 East Fifth Street
Cincinnati, Ohio                                          45202
(Address of principal executive offices)                  (Zip code)

                             ----------------------

                    9-3/8% Senior Subordinated Notes due 2008
                       (Title of the indenture securities)

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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                  Name                                      Address

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     Superintendent of Banks of the State of      2 Rector Street, New York,
     New York                                     N.Y.  10006, and Albany, N.Y.
                                                  12203

     Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                  N.Y.  10045

     Federal Deposit Insurance Corporation        Washington, D.C.  20429

     New York Clearing House Association          New York, New York   10005

     (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 8th day of April, 1998.

                                                   THE BANK OF NEW YORK

                                                   By: /s/ JAMES W.P. HALL
                                                      --------------------------
                                                       Name:  James W.P. Hall
                                                       Title: Vice President

                                                                       Exhibit 7

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                     of 48 Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                     Dollar Amounts
                                                      in Thousands
ASSETS
Cash and balances due from
 depository institutions:
  Noninterest-bearing balances and
   currency and coin................................ $ 5,004,638
  Interest-bearing balances.........................   1,271,514
Securities:
  Held-to-maturity securities.......................   1,105,782
  Available-for-sale securities.....................   3,164,271
Federal funds sold and Securities
 purchased under agreements to resell...............   5,723,829
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income .............................  34,916,196
  LESS: Allowance for loan and
    lease losses .......................     581,177
  LESS: Allocated transfer risk
    reserve.............................         429
    Loans and leases, net of unearned
     income, allowance, and reserve.................  34,334,590
Assets held in trading accounts.....................   2,035,284
Premises and fixed assets (including
  capitalized leases)...............................     671,664
Other real estate owned.............................      13,306
Investments in unconsolidated
  subsidiaries and associated
  companies.........................................     210,685
Customers' liability to this bank on
  acceptances outstanding...........................   1,463,446
Intangible assets...................................     753,190
Other assets........................................   1,784,796
                                                     -----------
Total assets........................................ $57,536,995
                                                     ===========
LIABILITIES
Deposits:
  In domestic offices............................... $27,270,824
  Noninterest-bearing ..................  12,160,977
  Interest-bearing .....................  15,109,847
  In foreign offices, Edge and
   Agreement subsidiaries, and IBFs.................  14,687,806
   Noninterest-bearing .................     657,479
  Interest-bearing .....................  14,030,327
Federal funds purchased and Securities
  sold under agreements to repurchase...............   1,946,099
Demand notes issued to the U.S.
  Treasury..........................................     283,793
Trading liabilities.................................   1,553,539
Other borrowed money:
  With remaining maturity of one year
    or less.........................................   2,245,014
  With remaining maturity of more than
    one year through three years....................           0
  With remaining maturity of more than
    three years.....................................      45,664
Bank's liability on acceptances
  executed and outstanding..........................   1,473,588
Subordinated notes and debentures...................   1,018,940
Other liabilities...................................   2,193,031
                                                     -----------
Total liabilities...................................  52,718,298
                                                     -----------
EQUITY CAPITAL
Common stock........................................   1,135,284
Surplus.............................................     731,319
Undivided profits and capital
  reserves..........................................   2,943,008
Net unrealized holding gains
  (losses) on available-for-sale
  securities........................................      25,428
Cumulative foreign currency
  translation adjustments...........................     (16,342)
                                                     -----------
Total equity capital................................   4,818,697
                                                     -----------
Total liabilities and equity
  capital........................................... $57,536,995
                                                     ===========


      I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Robert E. Keilman

      We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

      J. Carter Bacot     )
      Thomas A. Renyi     ) Directors
      Alan R. Griffith    )